SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2012

Heritage Financial Corporation

(Exact name of registrant as specified in its charter)

Washington	0-29480	91-1857900
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Fifth Avenue S.W., Olympia, Washington		98501
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (360) 943-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent accountants

(i)	On February 27, 2012, the Audit Committee of Heritage Financial Corporation (the “Company”), on behalf of the Company and its subsidiaries, Heritage Bank and Central Valley Bank, notified KPMG LLP that they will be dismissed as the Company’s independent public accountants upon completion of the audit for the fiscal year ended December 31, 2011.

(ii)	The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	The change of independent accountants was approved by the Audit Committee.

(iv)	During the two fiscal years ended December 31, 2011 and the subsequent period through March 2, 2012, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to such disagreements in their report on the financial statements for such years.

(v)	During the two fiscal years ended December 31, 2011 and the subsequent period through March 2, 2012, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi)	The Company requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. This letter is attached hereto as Exhibit 16 to this Report.

(b)	New independent accountants

On February 27, 2012, the Audit Committee engaged the firm of Crowe Horwath LLP as independent certified public accountants of the Company and its subsidiary for the fiscal year ending December 31, 2012. During the Company’s two most recent fiscal years and through March 2, 2012, the Company has not consulted with Crowe Horwath LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed; or

(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject to a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or reportable event, as the term is described in 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16 Letter re change in certifying accountants: Letter of KPMG LLP dated March 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: March 2, 2012	By:	/s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer